UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2021

Apollo Investment Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00646	52-2439556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street,

New York, NY 10019

(Address of Principal Executive Offices) (Zip Code)

(212) 515-3450

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AINV	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 9, 2021, Apollo Investment Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Apollo Investment Management, L.P., Apollo Investment Administration, LLC and BofA Securities, Inc., as representative of the several underwriters named in Schedule II thereto, in connection with the issuance and sale of $125,000,000 aggregate principal amount of the Company’s 4.500% Notes due 2026 (the “Notes”) (the “Offering”). The closing of the Offering is expected to occur on July 16, 2021, subject to customary closing conditions. The Notes will be direct unsecured obligations of the Company and rank equally in right of payment with all outstanding and future unsecured unsubordinated indebtedness issued by the Company. The Notes will be structurally subordinated to the debt of any of the Company’s subsidiaries and effectively subordinated to all of the Company’s outstanding and future secured indebtedness.

The Offering was made pursuant to the Company’s effective shelf registration statement on Form N-2 (Registration No. 333-238518) previously filed with the Securities and Exchange Commission, as supplemented by a preliminary prospectus supplement dated July 9, 2021 and a final prospectus supplement dated July 9, 2021.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed with this report as Exhibit 1.1 and which is incorporated herein by reference

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

1.1	Underwriting Agreement, dated July 9, 2021, by and among Apollo Investment Corporation, Apollo Investment Management, L.P., Apollo Investment Administration, LLC and BofA Securities, Inc., as representative of the several underwriters named in Schedule II thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO INVESTMENT CORP.

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Chief Legal Officer and Secretary

Date: July 15, 2021